UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 22, 2012

CIB Marine Bancshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	000-24149	37-1203599
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1930 West Bluemound Road, Suite D, Waukesha, Wisconsin		53186
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	262-695-6010

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On May 22, 2012, the Board of Directors of the Registrant approved the filing of a Form 15 with the Securities and Exchange Commission to terminate the registration of the Registrant's common stock under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Registrant is relying on Section 12(g)(4) of the Exchange Act, as amended by the Jumpstart Our Business Startups Act, which was enacted on April 5, 2012, to terminate its duty with respect to its shares of common stock. The deregistration is expected to become effective 90 days after the date of the filing of the Form 15. A press release issued by the Registrant announcing the intent to file the Form 15 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Press release dated May 22, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIB Marine Bancshares, Inc.

May 22, 2012	By:	Charles J. Ponicki

Name: Charles J. Ponicki
Title: President & CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 22, 2012.